     Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. These portions are designated "[ * * * ]".

                                                                   EXHIBIT 10.29

[FRONTIER LOGO]



                               CAPACITY AGREEMENT

                                     BETWEEN

                    FRONTIER COMMUNICATIONS OF THE WEST, INC.

                                       AND

                                  PATHNET, INC.




08/16/99                                                            CONFIDENTIAL

                               CAPACITY AGREEMENT

This Capacity Agreement ("Agreement") is entered into between the provider of service, Frontier Communications of the West, Inc. on behalf of itself and its affiliates that may provide a portion of the services hereunder ("Frontier"), a California corporation located at 90 Castilian Drive, Goleta, CA 93117 and Pathnet, Inc. ("Pathnet" or "Purchaser"), a Delaware corporation with its principal place of business located at lOl5 31st Street NW, Washington DC 20007 (hereinafter, Frontier and Pathnet may be referred to in the aggregate as "Parties", and each singularly as a "Party".)

                                     PURPOSE

Pathnet desires to purchase dedicated circuit capacity from Frontier for the transport of Pathnet's telecommunications traffic. For valuable consideration, receipt of which is hereby acknowledged, the Parties hereto agree as follows.

     DEFINITIONS (not otherwise defined in the body of this Agreement or an attachment).

     A. "Affiliate" means any entity directly or indirectly controlling, controlled by or under common control with a Party.

     B. "Billing Cycle" is the Frontier billing cycle to which Pathnet's account hereunder is assigned by Frontier (a full billing cycle approximates 30 days).

     C. "Business Day" is Monday through Friday, 8:00 am to 5:00 PM EST, excluding nationally recognized holidays. Unless otherwise stated, "days" refers to calendar days.

     D. "Delinquent" (whether capitalized or not) means any invoiced amounts not properly disputed under Section 4 of this Agreement and remaining unpaid on the due date of the invoice.

1.   SERVICES; CIRCUIT TERM; CIRCUIT AVAILABILITY DATE:

     1.1 Frontier shall, in accordance with the terms of this Agreement, provide Pathnet with DS-1, DS-3, OC-3 and OC-12 circuit capacity as the same may be ordered by Pathnet and the order accepted by Frontier hereunder from time to time. All such circuit capacity collectively referred to as the "Services" or "Private Line Services.

     1.2 Unless one Party provides the other with at least 90 days prior written notice of its intent not to renew a circuit after the circuit's minimum commitment period expires, then, unless the Parties agree otherwise in writing, a circuit shall automatically renew on a month to month basis at Frontier's then-current rates and charges for that circuit type or as the parties may mutually agree in writing.



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     1.3  Frontier shall provide a 48 hour turnaround response to a Pathnet feasibility request. Response shall include provider's POP to POP capacity availability and detailed price quote for the POP to POP service. Once Frontier fully defines a process for quoting local loops on DS1 and DS3 level circuits, Frontier agrees to provide Pathnet with a detailed price quote in writing and in a time frame agreed to by the Parties. Interval calculation shall commence upon the issuance of a completed order by Pathnet and acceptance by Frontier. Frontier shall provide notification and appropriate circuit provisioning information on the following provisioning dates:

          a. ORC -- Order Receipt Date: The date upon which Frontier shall notify Pathnet that Pathnet's firm order request has been received and accepted and any standard interval quote has commenced.

          b. FOC -- Firm Order Confirmation: The date upon which Frontier shall notify Pathnet of the firm due date as well as final pricing details for both POP to POP and any third party access.

          c. DLRD -- Design Layout and Design: The date upon which Frontier shall notify Pathnet regarding specific circuit configuration to include POP to POP locations, Circuit ID, Circuit ID of each access line and provider as well as any demarc/interconnect information.

          d. Service Turnup -- The date upon which Frontier will notify Pathnet when the end to end circuit including any third party access ordered and coordinated by Frontier has passed the circuit acceptance criteria.

               Pathnet will be responsible for accepting/rejecting the end to end service within 48 hours of Service Turnup from Frontier. Frontier will not start billing of any part of the end to end (Pathnet premises to Pathnet premises) service until acceptance of the service from Pathnet which shall occur within 48 hours. If Pathnet does not communicate a good faith rejection of the circuit within 48 hours, it shall be deemed to have been accepted. Upon receipt of a complete and accurate service order for a circuit, Frontier shall notify Pathnet of its target date for the delivery of each circuit (the "Estimated Availability Date"). Any Estimated Availability Date given by Frontier to Pathnet shall be subject to Frontier's then-current standard and expedited interval guidelines. Frontier shall use reasonable efforts to install each circuit on or before the Estimated Availability Date, but the inability of Frontier to deliver a circuit by such date, or within the interval guidelines, shall not be deemed a breach of this Agreement by Frontier. If Frontier fails to make any circuit available within 90 days after acceptance by Frontier of the service order with respect to such circuit (or such greater time as is set forth in the interval guidelines), Pathnet's sole remedy shall be to cancel the service order which pertains to such circuit upon ten days prior written notice to Frontier.


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     1.4  At each end of the city pairs on which Pathnet orders circuits,
          Frontier shall provide appropriate equipment in its SONET POP locations necessary to connect the circuits to Pathnet's Interconnection Facilities. If Pathnet desires to install its own equipment in one or more SONET POP, and Frontier, in its sole discretion, agrees to such installation, the Parties shall execute a collocation agreement acceptable to both Parties. Pathnet agrees that its Interconnection Facilities shall connect to the circuits provided by Frontier hereunder at the network interface points located in the Frontier SONET POPs. As used herein, the term "Interconnection Facilities" shall mean transmission capacity provided by Pathnet or its third party Frontier to extend the circuits provided by Frontier from a SONET POP to any other location (e.g., a local access telephone service provided by a local telephone company).

     1.5 For DS-3 and lesser capacity circuits, Frontier shall use reasonable efforts to order Interconnection Facilities on behalf of Pathnet from Pathnet's designated Frontier, provided that Pathnet furnishes Frontier with an acceptable letter of agency. Pathnet shall be billed directly by Frontier of such Interconnection Facilities, and shall defend and indemnify Frontier from any loss or liability incurred by Frontier as a result of Frontier's ordering Interconnection Facilities from any third party on Pathnet's behalf. Pathnet may, at its election, but subject to Frontier's prior written approval, order its own Interconnection Facilities. If any party other than Frontier provides Interconnection Facilities, then unavailability, incompatibility, delay in installation, or other impairment of Interconnection Facilities shall not excuse Pathnet's obligation to pay Frontier all rates or charges applicable to the circuits, whether or not such circuits are useable by Pathnet. Frontier will not order Interconnection Facilities on behalf of Pathnet for OC-N circuits.

2.   TERM OF THE AGREEMENT:

     This Agreement is binding on the Parties upon the date of execution by Frontier ("Effective Date") and, subject to the termination provisions of this Agreement, shall continue in effect for a period of three (3) years from the Effective Date (the" Initial Term"). If a circuit remains installed beyond the term of this Agreement, then this Agreement shall remain in effect as long as a circuit is installed hereunder.

3.   BILLING AND PAYMENT; MINIMUM COMMITMENTS:

     3.1 Pathnet shall pay Frontier for the Services at the rates and charges set out in Exhibit A or as the Parties may otherwise agree in writing. Pathnet is also liable for applicable taxes and governmental assessments with respect to its use of the Services. If Pathnet is required to provide security for payment hereunder, then Frontier is not obligated to accept orders, or provide or continue to provide any Services or circuits, until the required security is received by Frontier. That commencement may be delayed by Pathnet for a cumulative period of 30 days from Firm Order Confirmation date without penalty. All invoices shall include the itemized detail of price elements comprising each service, including all charges and credits. The Pathnet circuit ID entered on the originating Service Order request shall be cross-referenced on a separate report setting forth the appropriate Frontier circuit ID. All discounts and promotions, if any, and taxes, will be included in the monthly invoice. All pro-rated monthly charges will be based upon a 30 day month. Billing for a POP to POP circuit shall commence upon the earlier to occur of (i) 30 days following the date Frontier notifies Pathnet, in writing or via electronic transmission, that the ordered circuit capacity is available from Frontier (regardless of whether or not Pathnet's Interconnection Facilities are installed and operational), and (ii) the date the ordered circuit capacity is first utilized by Pathnet (the "Service Date").

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     3.2  Pathnet shall provide Frontier with financial security in the amount of $0.

     3.3 Pathnet's initial credit limit hereunder shall be [ * * * ]. If Pathnet's monthly charges for the Services exceed its credit limit, Frontier may require security of its choice from Pathnet in an amount equal to Pathnet's highest invoice over the prior six month period (or such lesser period if this Agreement has not been in effect for six months) as a condition to continuing to provide the Services. In addition, if Pathnet is delinquent in payment of an invoice and Frontier does not have security from Pathnet in an amount equal to Pathnet's highest invoice over the prior six month period (or such lesser period if this Agreement has not been in effect for six months), Frontier may require additional security of its choice from Pathnet in such amount. Any such additional security shall be provided by Pathnet to Frontier within 48 hours (if the security is to be other than a letter of credit and within ten Business Days if the security is to be a letter of credit) from its receipt of Frontier's written request for additional security.

     3.4 Monthly recurring charges ("MRC") shall be invoiced by Frontier on a monthly basis in advance and non-recurring charges shall be invoiced in arrears. If the Service Date for any circuit falls on other than the first day of any Billing Cycle, the initial charge to Pathnet shall consist of: (i) the pro-rata portion of the applicable monthly charge covering the period from the Service Date to the first day of the subsequent Billing Cycle, and (ii) the monthly charge for the following Billing Cycle. Payment terms are net 30 days from the invoice date. Any invoice not paid by its due date shall bear late payment fees at the rate of 1-1/2% per month (or such lower amount as maybe required by law) until paid.

     3.5 The pricing in this Agreement and any attached Exhibits applies only to the Private Line Services provided between the "on-net" nodes set out in the Frontier SONET POP List attached hereto as Exhibit B or as amended and is valid for the term of this Agreement. If Frontier's cost in providing the Private Line Services is increased due to circumstances beyond its reasonable control, or Frontier elects to pass through any governmental or regulatory assessments related to its provision of the Private Line Services, then Frontier may revise the rates and charges in this Agreement and any attached Exhibits upon 30 days written notice to Pathnet. Pathnet may cancel any circuits subject to a rate/charge increase upon written notice to Frontier given no later than 30 days after Pathnet's receipt of the increase notice.

     3.6  Commencing with the twelfth (12th) month following the Effective
          Date, Pathnet shall be liable for a monthly minimum usage charge for the Services of $150,000 (the "Minimum Charge"). If during the term of the contract, Pathnet's net charges for the Services are less than the Minimum Charge, Pathnet shall pay rates as outlined in Exhibit A Standard Pricing. If this Agreement is terminated prior to the time the Minimum Charge becomes effective (other than termination by Pathnet for an uncured breach by Frontier), Pathnet shall be liable for an amount equal to the Minimum Charge for the remaining portion of the unexpired term of this Agreement.

     3.7 Pathnet shall be liable for the applicable minimum circuit terms and minimum circuit commitment charges set out in Exhibit A. Notwithstanding the foregoing, should Pathnet fail to place an order for the two OC-12 circuits (as stated in Exhibit A) (the "Pathnet Specific Circuits") by September 30, 1999, then the Pathnet Specific Circuits shall be considered null and void and will require re-negotiation between the Parties.


08/16/99                               6

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          Frontier agrees to provide the Special Pricing for circuits ordered with one year terms during Pathnet's ramp up period and shall continue at such pricing level provided Pathnet is attaining its Minimum Charge obligation under this Agreement. In the event, Pathnet is not meeting its Minimum Charge obligation, then Pathnet will be charged the Standard Pricing for any circuits ordered.

     3.8 If a circuit is canceled prior to expiration of its minimum term commitment, except if canceled by Pathnet under Section 3.5 hereof, or this Agreement is terminated for Frontier's uncured breach, Pathnet shall be liable for, and shall pay to Frontier upon demand, an early termination fee in an amount equal to the applicable monthly per circuit minimum charge times the number of months remaining on the unexpired term commitment (whether the initial or a renewal term) for the circuit.

     3.9 Pathnet agrees that any minimum charge shortfall and any early termination fees for which it may be liable under this Agreement are based on agreed upon minimum commitments on its part and corresponding rate concessions on Frontier's part, and are not penalties or consequential or other damages under Section 6.3 hereof.

     3.10 Pathnet agrees that a breach of any other agreement it may have with Frontier or a Frontier Affiliate shall be deemed a material breach of this Agreement.

4. BILLING DISPUTES: Pathnet shall have the affirmative obligation of providing written notice of any dispute with an invoice within 90 days after receipt of the invoice by Pathnet (which notice shall include sufficient detail for Frontier to investigate the dispute). Pathnet may withhold payment only on amounts so disputed within 30 Business Days after Pathnet's receipt of the invoice. Pathnet may not withhold payment of amounts disputed after such 30 Business Day period. Pathnet shall not be responsible for the payment of any charges nor shall Frontier invoice any charges for Services that were not invoiced within 90 days after the Service for the charge was actually rendered other than third party charges not invoiced within the same 90 day period. If Pathnet does not report a dispute with respect to an invoice within the 90 day period, Pathnet is deemed to have waived its dispute rights for that invoice and to have agreed to pay the same. Provided Pathnet has provided sufficient detail for investigation of the dispute, Frontier will use reasonable efforts to resolve and communicate its resolution of the dispute within 30 Business Days of its receipt of the dispute notice. If the dispute is resolved in Frontier's favor any amounts to be paid by Pathnet shall be subject to the late payment charges under Section 3.4 hereof retroactive to the due date of the disputed invoice. Notwithstanding anything herein to the contrary, Pathnet shall not withhold any disputed amounts while its Frontier account is delinquent.

5.   TERMINATION RIGHTS:

     5.1 Either Party may terminate this Agreement upon the other Party's insolvency, dissolution or cessation of business operations.

     5.2 Frontier may, upon written notice, only immediately terminate this Agreement for (i) Pathnet's failure to pay any delinquent invoice, or
          (ii) to pay any security or additional security within the time-frame required under this Agreement.


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     5.3  In the event of a breach of any material term or condition of this
          Agreement by a Party (other than a failure to pay or provide security which is covered under Section 5.2 hereof), the other Party may terminate this Agreement upon 30 days written notice, unless the breaching Party cures the breach during the 30 day period. A breach that cannot be reasonably cured within a 30 day period may be addressed by a written waiver of this paragraph signed by the Parties. In addition to any other rights hereunder, Pathnet may terminate this Agreement and/or the affected Service without early termination fee or penalty, except for unpaid charges as of the effective date of termination, as follows:

          Pathnet shall have the right to terminate a circuit, without incurring early termination liability, upon ten days written notice to Frontier that the circuit has experienced repeated or chronic Service Outages (as defined below). For purposes of this Section, "repeated or chronic Service Outages" is defined as the occurrence of four (4) or more Pathnet reported service interruptions or outages (excepting planned maintenance and force majeure events) in the same circuit of more than one (1) hour duration each in any month.

     5.4 If this Agreement is terminated prior to expiration of a circuit's term commitment, except if terminated by Pathnet under Section 5.3 hereof, then Pathnet shall pay to Frontier upon demand an early termination fee in an amount equal to the aggregate sum of each existing circuit's monthly minimum commitment, times the number of months remaining on each circuit's minimum commitment period.

6.   WARRANTIES AND LIMITATION OF LIABILITY:

     6.1 The Services shall be provided by Frontier in accordance with the applicable technical standards established for dedicated circuit capacity by the telecommunications industry for a digital fiber optic network. FRONTIER MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO TRANSMISSION, EQUIPMENT OR SERVICE PROVIDED HEREUNDER, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR FUNCTION.

     6.2 The entire liability of Frontier for all claims of whatever nature arising out of its provision of the Private Line Services (including its negligence), and not caused by (i) Pathnet or third parties, or
          (ii) a scheduled or emergency interruption, shall be a credit for service interruptions greater than 120 continuous minutes for linear routes and 60 continuous minutes for protected routes (hereafter an "Outage"). The amount of the credit is computed in accordance with the following formula (the "Outage Credit"):

          Example: Outage Credit = Hours of Outage - 2 hours x Total MRC for Affected Circuit
                                   -------------------------
                                                  720 hours

          A. The Outage Credit shall apply to the charges for any circuit affected by an Outage; provided, however, that if any portion of the affected circuit remains useable by Pathnet, the Outage Credit shall not apply to that pro-rata portion of the mileage. The duration of each Outage shall be calculated in hours and shall include fractional portions thereof. An Outage shall be deemed to have commenced one hour after verifiable notification thereof by Pathnet to Frontier, or, when indicated by network control information actually known to Frontier network personnel, whichever is earlier for SONET protected routes and after two hours for linear routes. Each Outage shall be deemed to terminate upon restoration of the affected circuit as evidenced by appropriate network tests by Frontier. Frontier shall give notice to Pathnet of any scheduled interruption as early as is practicable.


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          B.   Outage Credits shall not be granted if the malfunction of any end-to-end circuit is due to an outage or other defect occurring in Pathnet's Interconnection Facilities.

          C. All Outage Credits shall be credited on the next monthly invoice for the affected circuit after receipt of Pathnet's written request for credit. The total of all Outage Credits applicable to or accruing in any given month shall not exceed the amount payable by Pathnet to Frontier for that same month for the affected circuit.

          D. The Outage Credit described in this Section shall be the sole and exclusive remedy of Pathnet in the event of any Outage or other failure in the Services, and under no circumstance shall an Outage or other such failure be deemed a breach of this Agreement by Frontier.

     6.3 In no event shall either Party be liable to the other Party for incidental and consequential damages, loss of goodwill, anticipated profit, or other claims for indirect damages in any manner related to this Agreement or the Services.

7. INDEMNIFICATION: Each Party shall defend and indemnify the other Party and its directors, officers, employees, representatives and agents from any and all claims, taxes, penalties, interest, expenses, damages, lawsuits or other liabilities (including without limitation, reasonable attorney fees and court costs) relating to or arising out of (i) acts or omissions in the operation of its business, and (ii) its breach of this Agreement; provided, however, Frontier shall not be liable and shall not be obligated to indemnify Pathnet, and Pathnet shall defend and indemnify Frontier hereunder, for any claims by any third party, including Pathnet's customers, with respect to services provided by Pathnet which may incorporate any of the Services.

8. REPRESENTATION: The Parties acknowledge and agree that the relationship between them is solely that of independent contractors. Neither Party, nor their respective employees, agents or representatives, has any right, power or authority to act or create any obligation, express or implied, on behalf of the other Party.

9. FORCE MAJEURE: Other than with respect to failure to make payments due hereunder, neither Party shall be liable under this Agreement for delays, failures to perform, damages, losses or destruction, or malfunction of any equipment, or any consequence thereof, caused or occasioned by, or due to fire, earthquake, flood, water, the elements, labor disputes or shortages, utility curtailments, power failures, explosions, civil disturbances, governmental actions, shortages of equipment or supplies, unavailability of transportation, acts or omissions of third parties, or any other cause beyond its reasonable control.

10. WAIVERS: Failure of either Party to enforce or insist upon compliance with the provisions of this Agreement shall not be construed as a general waiver or relinquishment of any provision or right under this Agreement.

11. ASSIGNMENT: Neither Party may assign or transfer its rights or obligations under this Agreement without the other Party's written consent, which consent may not be unreasonably withheld, except that Frontier may assign this Agreement to its Affiliates or successors in interest without Pathnet's consent. Any assignment or transfer without the required consent is void.


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12.  CONFIDENTIALITY: Each Party agrees that all information furnished to it by the other Party, or to which it has access under this Agreement, shall be deemed the confidential and proprietary information or trade secrets (collectively referred to as "Proprietary Information") of the Disclosing Party and shall remain the sole and exclusive property of the Disclosing Party (the Party furnishing the Proprietary Information referred to as the "Disclosing Party" and the other Party referred to as the "Receiving Party"). Each Party shall treat the Proprietary Information and the contents of this Agreement in a confidential manner and, except to the extent necessary in connection with the performance of its obligations under this Agreement, neither Party may directly or indirectly disclose the same to anyone other than its employees on a need to know basis and who agree to be bound by the terms of this Section, without the written consent of the Disclosing Party.

13. INTEGRATION: This Agreement and all Exhibits and other attachments incorporated herein, represent the entire agreement between the Parties with respect to the subject matter hereof and supersede and merge all prior agreements, promises, understandings, statements, representations, warranties, indemnities and inducements to the making of this Agreement relied upon by either Party, whether written or oral.

14. GOVERNING LAW: Frontier currently maintains regional service and operations centers to support customer accounts in New York, California and Michigan. This Agreement will be construed and enforced in accordance with the law of the state where Pathnet's account is supported, as designated by Frontier in this Agreement or as designated in Exhibits or amendments to this Agreement, without regard to that state's choice of law principles. The Parties agree that any action related to this Agreement shall be brought and maintained only: (i) in the Superior court of the State of California for the County of Santa Barbara, if the designated customer support center is located in California; (ii) in a Federal or State court of competent jurisdiction located in Monroe County, New York, if the designated customer support center is located in New York; or (iii) in the Federal District Court for the Eastern District of Michigan or a State court of competent jurisdiction located in Oakland County, Michigan, if the designated customer support center is located in Michigan. The Parties each consent to the jurisdiction and venue of such courts and waive any right to object to such jurisdiction and venue.

15. NOTICES: All notices, including but not limited to, demands, requests and other communications required or permitted hereunder (not including Invoices) shall be in writing and shall be deemed given: (i) when delivered in person, (ii) 24 hours after deposit with an overnight delivery service for next day delivery, (ii) the same day when sent by facsimile transmission during normal business hours, receipt confirmed by sender's equipment, or (iii) 72 hours after deposit in the United States mail, postage prepaid, registered or certified mail, return receipt requested, and addressed to the recipient Party at the address set forth below:

     If to Frontier:  Frontier Communications
                      180 South Clinton Ave.
                      Rochester, NY 14646
                      Attn: Brian Fitzpatrick or Vice President Carrier Services Facsimile #: (716) 232-9168

     with a copy to:  Frontier Communications
                      90 Castilian Drive
                      Goleta, CA 93117
                      Attn: Peggy Palak Manager, National Contract Admin. Facsimile #: (800) 689-2395


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     If to Pathnet                 Pathnet, Inc.
                                   1015 31st Street, NW
                                   Washington, DC 20007
                                   Attn: General Counsel
                                   Facsimilie #: (202) 625-7369

16. COMPLIANCE WITH LAWS: During the term of this Agreement, the Parties shall comply with all local, state and federal laws and regulations applicable to this Agreement and to their respective businesses.

17. SURVIVAL OF PROVISIONS: Any obligations of the Parties relating to monies owed, as well as those provisions relating to confidentiality, limitations on liability and indemnification, shall survive termination of this Agreement.

18. UNENFORCEABLE PROVISIONS: The illegality or unenforceability of any provision of this Agreement does not affect the legality of enforceability of any other provision or portion. If any provision or portion of this Agreement is deemed illegal or unenforceable for any reason, there shall be deemed to be made such minimum change in such provision or portion as is necessary to make it valid and enforceable as so modified.

19. CUMULATIVE RIGHTS AND REMEDIES: Except as may otherwise be provided herein, the assertion by a Party of any right or the obtaining of any remedy hereunder shall not preclude such Party from asserting or obtaining any other right or remedy, at law or in equity, hereunder.

20. AMENDMENTS: This Agreement is voidable by Frontier if the text is modified by Pathnet without the written or initialed consent of a Frontier Vice President. Except as may otherwise be provided herein, any amendments or modifications to this Agreement must be in writing and signed by a Frontier Vice President (or higher level officer) and an authorized officer of Pathnet.

21. NON-SOLICITATION: Pathnet agrees that while this Agreement is in effect, and for a period of 12 months following expiration or termination of this Agreement, neither it nor its representatives will directly or indirectly solicit Frontier employees to leave their employment with Frontier.

22. AUTHORITY: Each individual executing below on behalf of a Party hereby represents and warrants to the other Party that such individual is duly authorized to so execute, and to deliver, this Agreement. By its signature below, each Party acknowledges and agrees that sufficient allowance has been made for review of this Agreement by respective counsel and that each Party has been advised by its legal counsel as to its legal rights, duties and obligations under this Agreement.

Frontier Communications of the West, Inc.              Pathnet, Inc.

By:/s/ BRIAN V. FITZPATRICK 8/20/99            By:/s/ MICHAEL A. LUBIN
   ----------------------------------           --------------------------------
   Brian v. Fitzpatrick, SVP Carrier Sales      Michael A. Lubin, Vice President
     Frontier Carrier Services Group

Date:                       8/20/99            Date:
     ---------------------------------              ----------------------------



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                                  EXHIBIT A


                               Rates and Charges

                                  [ * * * ]

                                  EXHIBIT B


                  Natural Fiber Network POP Location (By Site)




               Expected
Site         Service Date      State     LATA    POP Location     Zip Code   NPA-NXX
----         ------------      -----     ----    ------------     --------   -------
[***]           [***]          [***]     [***]      [***]           [***]     [***]



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